SUPPLEMENT DATED FEBRUARY 4, 2013
To the Allianz ConnectionsSM Variable Annuity prospectus, for contracts issued on or prior to April 29, 2011 issued by
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

FOR CONTRACTS WITH A LIFETIME BENEFIT
We will increase your Lifetime Benefit’s current additional M&E charge if you have one of the following qualifying events on or after April 29, 2013, as indicated in the table below.

•	An automatic reset of the Enhanced 5% Annual Increase and Enhanced 10-Year Value if you have the Lifetime Plus II Benefit.
•	An automatic reset of the 10% Annual Increase if you have the Lifetime Plus 10 Benefit.
•	An automatic increase to your annual maximum Lifetime Plus Payment.

	Current M&E Charge(1)
	Not had a qualifying event	Had a qualifying event	Maximum M&E Charge(1)
Additional M&E Charge(2) for Lifetime Benefits
For Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued from January 26, 2009 until March 31, 2009 on a Base Contract, or Base Contract with the No Withdrawal Charge Option
Single Lifetime Plus Payments	0.95%	1.20%	1.60%(3)
Joint Lifetime Plus Payments	1.10%	1.35%	1.75%(4)
For Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued from January 26, 2009 until March 31, 2009 on a Base Contract with the Short Withdrawal Charge Option
Single Lifetime Plus Payments	0.95%	1.25%	1.60%(3)
Joint Lifetime Plus Payments	1.10%	1.25%	1.75%(4)
For Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued before January 26, 2009 on a Base Contract, or Base Contract with the No Withdrawal Charge Option
Single Lifetime Plus Payments	0.80%(5)	1.20%(7)	1.60%(3)
Joint Lifetime Plus Payments	0.95%(6)	1.35%(8)	1.75%(4)
For Lifetime Plus II Benefit or Lifetime Plus 10 Benefit issued before January 26, 2009 on a Base Contract with the Short Withdrawal Charge Option
Single Lifetime Plus Payments	0.80%(5)	1.25%(9)	1.60%(3)
Joint Lifetime Plus Payments(	0.95%(6)	1.25%(10)	1.75%(4)

(1)
The M&E charge is an annualized rate that is calculated and assessed on a daily basis as a percentage of each Investment Option’s net asset value. For more information, see section 7, Expenses – Mortality and Expense Risk (M&E) Charge.

(2)	We assess the additional M&E charge for these optional benefits during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.
(3)	This is the maximum charge we could impose if you remove a Covered Person or have a qualifying event.
(4)	This is the maximum charge we could impose if you have a qualifying event.
(5)	On the Benefit Date, the M&E charge reduces to 0.70% and the maximum M&E charge reduces to 1.50%.
(6)	On the Benefit Date, the M&E charge reduces to 0.85% and the maximum M&E charge reduces to 1.65%.
(7)	On the Benefit Date, the M&E charge reduces to 1.10% and the maximum M&E charge reduces to 1.50%.
(8)	On the Benefit Date, the M&E charge reduces to 1.25% and the maximum M&E charge reduces to 1.65%.
(9)	On the Benefit Date, the M&E charge reduces to 1.15% and the maximum M&E charge reduces to 1.50%.
(10)	On the Benefit Date, the M&E charge reduces to 1.15% and the maximum M&E charge reduces to 1.65%.

We reserve the right to change the additional M&E charge for a qualifying event in the future, but any new additional M&E charge cannot be greater than the maximum stated above for your Lifetime Benefit. We send you written notice of this increase to your additional M&E charge and provide you at least 30-days to decline the increase to your charge. If you received an automatic reset on or after April 29, 2013 to the Enhanced 5% Annual Increase and Enhanced 10-Year Value, or 10% Annual Increase, and decline the increase to the additional M&E charge for your Lifetime Benefit, you will not receive any future automatic resets to these guaranteed values, but you keep all previous resets (including this reset). If you received an automatic

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annual increase to your Lifetime Plus Payment, and decline the increase to the additional M&E charge for your Lifetime Benefit on the next fifth Benefit Anniversary that occurs on or after April 29, 2013 you will not receive any future annual Lifetime Plus Payment increases, but you keep all previous increases. If you do not contact us and decline this increase to the additional M&E charge during the 30-day notice period, we assume you have accepted the increase and we change the additional M&E charge on the 60th day after the reset date, or on the next Business Day if the 60th day is not a Business Day. If you accept this increase, you continue to be eligible to receive future resets or future payment increases.

If we change your Lifetime Benefit’s additional M&E charge, we simultaneously adjust the number of accumulation units so that the Contract Value remains the same. Because Investment Option performance changes accumulation unit values, this adjustment may be positive or negative.

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